FREMONT MUTUAL FUNDS, INC.

SUPPLEMENT DATED APRIL 23, 1997
TO THE PROSPECTUS DATED MARCH 1, 1997


         Effective April 23, 1997, Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell") no longer serves as Sub-Advisor to the Fremont U.S. Micro-Cap Fund (the "Fund"). Fund management is now handled directly and completely by Fremont Investment Advisors, Inc. (the "Advisor") in association with Mr. Robert E. Kern, formerly with Morgan Grenfell and now associated with the Advisor. Mr. Kern has been responsible for the day-to-day portfolio management of the Fund since inception and is expected to continue in that role.




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